UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2018
FIVE BELOW, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-35600	75-3000378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 Market Street
Suite 300
Philadelphia, PA 19106
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (215) 546-7909
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On March 21, 2018, Five Below, Inc. (the “Company”) issued a press release regarding its sales and earnings results for the fourteen and fifty-three weeks ended February 3, 2018 (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1, and is being furnished, not filed, under Item 2.02 of this Current Report on Form 8-K. As previously announced, the Company has scheduled a conference call for 4:30 p.m. Eastern Time on March 21, 2018 to discuss the financial results.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 21, 2018, Thomas G. Vellios, Executive Chairman of the Board of Directors (the “Board”) of the Company, resigned as an executive officer of the Company effective as of the date of the Company's 2018 annual meeting of shareholders, which is expected to be held in June 2018. A copy of the Company's press release announcing the resignation is attached hereto as Exhibit 99.2 and is incorporated in this Item 5.02 by reference.

Item 8.01	Other Events
On March 20, 2018, the Board approved a share repurchase program authorizing the repurchase of up to $100 million of the Company’s common stock through March 31, 2021, on the open market, in privately negotiated transactions, or otherwise. There can be no assurances that any such repurchases will be completed, or as to the timing or amount of any repurchases.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated March 21, 2018 announcing the Company's fourth quarter and fiscal 2017 financial results.
99.2	Press Release dated March 21, 2018 announcing the transition of Thomas G. Vellios from Executive Chairman to Chairman of the Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Five Below, Inc.
Date: March 21, 2018	By:	/s/ Kenneth R. Bull
		Name:	Kenneth R. Bull
		Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release dated March 21, 2018 announcing the Company's fourth quarter and fiscal 2017 financial results.
99.2	Press Release dated March 21, 2018 announcing the transition of Thomas G. Vellios from Executive Chairman to Chairman of the Board.